UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      January 31st, 2007
                                                 ------------------------------

                                  Finotec Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                                             76-0251547
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(State or Other Jurisdiction                              (IRS Employer
      Incorporation)                                      Identification No.)


350 Fifth Avenue, Suite 2712, New York                           10118
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  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01
Option

In April of 2003, the Board of directors of Finotec Group, Inc. (the "Company") approved a resolution to provide for the automatic grant to Didier Essemini, the Chief Executive Officer of the Company, of a stock option award of 33,018,483 shares of Common Stock. On March 17, 2004, the shareholders of the Company voted to approve the grant to Didier Essemini, the Chief Executive Officer of the Company, stock options of 33,018,483 shares of Common Stock.


The Registrant awarded Mr. Essemini 33,018,483 options to purchase common stock at an exercise price of $0.001 per share. On January 27, 2007 Mr. Essemini exercised the options for 33,018,483 shares of Common Stock of the Company.




     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 20, 2007                   FINOTEC GROUP, INC.


                                           By:  /s/ Didier Essemini
                                               --------------------------------
                                               Name: Didier Essemini
                                               Title: President









CONTACT:  Didier Essemini - didier_e@finotec.com